Exhibit 99.3

SKYLINE MEDICAL INC.

RISK FACTORS

August 1, 2017

This disclosure updates our publicly available risk factors, previously disclosed in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 to take into account risks related to our proposed merger transaction with CytoBioscience, Inc. and other updates. References to “we,” “our,” “us,” the “Company,” “Skyline,” or similar references refer to Skyline Medical Inc., a Delaware corporation.

You should carefully consider the risks described below before making an investment decision. Our business could be harmed by any of these risks. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment. In assessing these risks, you should also refer to the other information contained in our Annual Report on Form 10-K for the year ended December 31, 2016, including our financial statements and related notes, and in our quarterly and periodic reports subsequently filed with the SEC.

Risks Related to Our Business

We will require additional financing to finance operating expenses and fulfill our business plan. Such financing will be dilutive. Our independent public accounting firm has indicated in their audit opinion, contained in our financial statements, that they have serious doubts about our ability to remain a going concern.

We have not achieved profitability and anticipate that we will continue to incur net losses at least through the first two quarters of 2017. We had revenues of $456,000 in 2016, but we had negative operating cash flows of $4.4 million. In November 2016, we received net proceeds of $1.7 million from of our registered direct offering. Our cash and cash equivalents balance was $1.8 million as of December 31, 2016, and our accounts payable and accrued expenses were an aggregate $1.9 million. We are currently incurring negative operating cash flows of approximately $365,000 per month. Although we are attempting to curtail our expenses, there is no guarantee that we will be able to reduce these expenses significantly, and expenses for some periods may be higher as we prepare our product for broader sales, increase our sales efforts and maintain adequate inventories.

As of December 31, 2016, the Company had no debt. On January 19, 2017, we received net proceeds of $3.5 million from a public offering. Subsequently, in connection the underwriter exercised the over-allotment option in full; we received additional proceeds of $350,000 on February 22, 2017. Our cash and cash equivalents balance on January 31, 2017 was approximately $5.0 million.

We will require additional funding to finance operating expenses and to invest in our sales organization and new product development and to enter the international marketplace. We will attempt to raise these funds through equity or debt financing, alternative offerings or other means. If we are successful in securing adequate funding we plan to make significant capital or equipment investments, and we will also continue to make human resource additions over the next 12 months. Such additional financing will be dilutive to existing stockholders, and there is no assurance that such financing will be available upon acceptable terms. If such financing or adequate funds from operations are not available, we will be forced to limit our business activities, which will have a material adverse effect on our results of operations and financial condition.

Because of the above factors, our independent registered public accounting firm has indicated in their audit opinion, contained in our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016, that they have serious doubts about our ability to continue as a going concern. The financial statements have been prepared assuming the Company will continue as a going concern. See Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” in our Annual Report on Form 10-K for the year ended December 31, 2016.

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Our limited operating history makes evaluation of our business difficult.

We were formed on April 23, 2002 and to date have generated only moderate revenue year by year. Our ability to implement a successful business plan remains unproven and no assurance can be given that we will ever generate sufficient revenues to sustain our business. We have a limited operating history which makes it difficult to evaluate our performance. You must consider our prospects in light of these risks and the expenses, technical obstacles, difficulties, market penetration rate and delays frequently encountered in connection with the development of new businesses. These factors include uncertainty as to whether we will be able to:

•	Be successful in uncertain markets;

•	Respond effectively to competitive pressures;

•	Successfully address intellectual property issues of others;

•	Protect and expand our intellectual property rights; and

•	Continue to develop and upgrade our products.

Our business is dependent upon proprietary intellectual property rights, which if we were unable to protect, could have a material adverse effect on our business.

We rely on a combination of patent, trade secret and other intellectual property rights and measures to protect our intellectual property. We currently own and may in the future own or license additional patent rights or trade secrets in the U.S., with non-provisional patents elsewhere in the world that cover certain of our products. We rely on patent laws and other intellectual property laws, nondisclosure and other contractual provisions and technical measures to protect our products and intangible assets. These intellectual property rights are important to our ongoing operations and no assurance can be given that any measure we implement will be sufficient to protect our intellectual property rights. Also, with respect to our trade secrets and proprietary know-how, we cannot be certain that the confidentiality agreements we have entered into with employees will not be breached, or that we will have adequate remedies for any breach. We may lose the protection afforded by these rights through patent expirations, legal challenges or governmental action. If we cannot protect our rights, we may lose our competitive advantage if these patents were found to be invalid in the jurisdictions in which we sell or plan to sell our products. The loss of our intellectual property rights could have a material adverse effect on our business.

If we become subject to intellectual property actions, this could hinder our ability to deliver our products and services and our business could be negatively impacted.

We may be subject to legal or regulatory actions alleging intellectual property infringement or similar claims against us. Companies may apply for or be awarded patents or have other intellectual property rights covering aspects of our technologies or businesses. Moreover, if it is determined that our products infringe on the intellectual property rights of third parties, we may be prevented from marketing our products. While we are currently not subject to any material intellectual property litigation, any future litigation alleging intellectual property infringement could be costly, particularly in light of our limited resources. Similarly, if we determine that third parties are infringing on our patents or other intellectual property rights, our limited resources may prevent us from litigating or otherwise taking actions to enforce our rights. Any such litigation or inability to enforce our rights could require us to change our business practices, hinder or prevent our ability to deliver our products and services, and result in a negative impact to our business. Expansion of our business via product line enhancements or new product lines to drive increased growth in current or new markets may be inhibited by the intellectual property rights of our competitors and/or suppliers. Our inability to successfully mitigate those factors may significantly reduce our market opportunity and subsequent growth.

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We face significant competition, including competition from companies with considerably greater resources than ours, and if we are unable to compete effectively with these companies, our market share may decline and our business could be harmed.

Our industry is highly competitive with numerous competitors ranging from well-established manufacturers to innovative start-ups. A number of our competitors have significantly greater financial, technological, engineering, manufacturing, marketing and distribution resources than we do. Their greater capabilities in these areas may enable them to compete more effectively on the basis of price and production and more quickly develop new products and technologies.

Our competitors include Cardinal Health, Inc., a medical manufacturer and distributor, and Stryker Instruments, a wholly owned subsidiary of Stryker Corporation, which has a leading position in our market. Both of these competitors are substantially larger than our company and are better capitalized than we are.

Companies with significantly greater resources than ours may be able to reverse engineer our products and/or circumvent our intellectual property position. Such action, if successful, would greatly reduce our competitive advantage in the marketplace.

We believe that our ability to compete successfully depends on a number of factors, including our technical innovations of unlimited suction and unlimited capacity capabilities, our innovative and advanced research and development capabilities, strength of our intellectual property rights, sales and distribution channels and advanced manufacturing capabilities. We plan to employ these and other elements as we develop our products and technologies, but there are many other factors beyond our control. We may not be able to compete successfully in the future, and increased competition may result in price reductions, reduced profit margins, loss of market share and an inability to generate cash flows that are sufficient to maintain or expand our development and marketing of new products, which could adversely impact the trading price of the shares of our common stock.

Our business is subject to intense governmental regulation and scrutiny, both in the U.S. and abroad.

The production, marketing, and research and development of our product is subject to extensive regulation and review by the FDA and other governmental authorities both in the United States and abroad. In addition to testing and approval procedures, extensive regulations also govern marketing, manufacturing, distribution, labeling, and record keeping. If we do not comply with applicable regulatory requirements, violations could result in warning letters, non-approvals, suspensions of regulatory approvals, civil penalties and criminal fines, product seizures and recalls, operating restrictions, injunctions, and criminal prosecution.

Periodically, legislative or regulatory proposals are introduced that could alter the review and approval process relating to medical products. It is possible that the FDA will issue additional regulations further restricting the sale of our present or proposed products. Any change in legislation or regulations that govern the review and approval process relating to our current and future products could make it more difficult and costly to obtain approval for new products, or to produce, market, and distribute existing products.

If our product is not accepted by our potential customers, it is unlikely that we will ever become profitable.

The medical industry has historically used a variety of technologies for fluid waste management. Compared to these conventional technologies, our technology is relatively new, and the number of companies using our technology is limited. The commercial success of our product will depend upon the widespread adoption of our technology as a preferred method by hospitals and surgical centers. In order to be successful, our product must meet the technical and cost requirements for these facilities. Market acceptance will depend on many factors, including:

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•	the willingness and ability of customers to adopt new technologies;

•	our ability to convince prospective strategic partners and customers that our technology is an attractive alternative to conventional methods used by the medical industry;

•	our ability to select and execute agreements with effective distributors to market and sell our product; and

•	our ability to assure customer use of the Skyline proprietary cleaning fluid and in-line filter.

Because of these and other factors, our product may not gain market acceptance or become the industry standard for the health care industry. The failure of such companies to purchase our products would have a material adverse effect on our business, results of operations and financial condition.

If demand for our product is unexpectedly high, there is no assurance that there will not be supply interruptions or delays.

We are currently manufacturing the STREAMWAY SYSTEM, following GMP compliance regulations of the FDA, at our own facility and anticipate the capability of producing the STREAMWAY SYSTEM in sufficient quantities for future near term sales. We have contracted with a manufacturing company that can manufacture products at higher volumes. However, if demand for our product is unexpectedly high, there is no assurance that we or our manufacturing partners will be able to produce the product in sufficiently high quantity to satisfy demands. Any supply interruptions or inadequate supply would have a material adverse effect on our results of operations.

We are dependent on a few key executive officers for our success. Our inability to retain those officers would impede our business plan and growth strategies, which would have a negative impact on our business and the value of an investment.

Our success depends on the skills, experience and performance of key members of our management team. We heavily depend on our management team: Carl Schwartz, our Chief Executive Officer, David O. Johnson, our Chief Operating Officer, and Bob Myers, our Chief Financial Officer. We have entered into employment agreements with both the COO and the CFO of the senior management team and we may expand the relatively small number of executives in our company. We expect to offer remuneration to Dr. Schwartz, our CEO, at an unspecified time in the future when the Company cash flows are sufficient. Were we to lose one or more of these key individuals, we would be forced to expend significant time and money in the pursuit of a replacement, which could result in both a delay in the implementation of our business plan and the diversion of our limited working capital. We can give you no assurance that we can find satisfactory replacements for these key individuals at all, or on terms that are not unduly expensive or burdensome to our company.

Our success is dependent on our ability to attract and retain technical personnel, sales and marketing personnel, and other skilled management.

Our success depends to a significant degree on our ability to attract, retain and motivate highly skilled and qualified personnel. Failure to attract and retain necessary technical, sales and marketing personnel and skilled management could adversely affect our business. If we fail to attract, train and retain sufficient numbers of these highly-qualified people, our prospects, business, financial condition and results of operations will be materially and adversely affected.

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Costs incurred because we are a public company may affect our profitability.

As a public company, we incur significant legal, accounting, and other expenses, and we are subject to the SEC’s rules and regulations relating to public disclosure that generally involve a substantial expenditure of financial resources. In addition, the Sarbanes-Oxley Act of 2002, as well as rules subsequently implemented by the SEC, requires changes in corporate governance practices of public companies. We expect that full compliance with such rules and regulations will significantly increase our legal and financial compliance costs and make some activities more time-consuming and costly, which may negatively impact our financial results. To the extent our earnings suffer as a result of the financial impact of our SEC reporting or compliance costs, our ability to develop an active trading market for our securities could be harmed.

An attorney has sent demand letters to the Board of Directors in a matter involving the possible failure to obtain valid shareholder approval of an amendment to the Company’s stock plan, which could result in litigation or a violation of Nasdaq listing standards.

In July 2017, an attorney sent demand letters to the Board of Directors purporting to represent stockholders of the Company. The letter claims that Skyline failed to obtain valid shareholder approval at its July 2016 annual meeting for an amendment to the 2012 Stock Incentive Plan that increased the plan’s share reserve.  As a result, the lawyer claims that Skyline stock option grants since July 2016 have not been properly approved, constituting a breach of the directors’ fiduciary duties. The attorney’s claim relates to the fact that the sum of the abstentions and “no” votes on the proposal for the plan amendment exceeded the number of “yes” votes. The Company is investigating the claims in the letter, including the possibility that the granting of stock options in excess of the properly approved plan limitation may have constituted a violation of applicable Nasdaq listing rules. The Company is also investigating possible corrective action. The Company does not believe that this legal matter will have a material adverse effect on its financial condition or results of operation. However, matters involving litigation are inherently uncertain. Further, there is no assurance that Nasdaq will not assert that there has been a violation of its listing standards, which would result in Nasdaq providing us with a deficiency letter and would require that we present Nasdaq with a plan of compliance to correct the asserted violation. If we fail to correct any such asserted violation, our common stock may be de-listed from the Nasdaq Stock Market.

Risks Related to Our Securities

Limitations on director and officer liability and indemnification of our officers and directors by us may discourage stockholders from bringing suit against a director.

Our certificate of incorporation and bylaws provide, with certain exceptions as permitted by governing state law, that a director or officer shall not be personally liable to us or our stockholders for breach of fiduciary duty as a director, except for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or unlawful payments of dividends. These provisions may discourage stockholders from bringing suit against a director for breach of fiduciary duty and may reduce the likelihood of derivative litigation brought by stockholders on our behalf against a director. In addition, our certificate of incorporation and bylaws may provide for mandatory indemnification of directors and officers to the fullest extent permitted by governing state law.

We do not expect to pay dividends for the foreseeable future, and we may never pay dividend; investors must rely on stock appreciation for any return on investment in the Company’s common stock.

We currently intend to retain any future earnings to support the development and expansion of our business and do not anticipate paying cash dividends in the foreseeable future. Our payment of any future dividends will be at the discretion of our Board of Directors after taking into account various factors, including but not limited to, our financial condition, operating results, cash needs, growth plans and the terms of any credit agreements that we may be a party to at the time. In addition, our ability to pay dividends on our common stock may be limited by state law. Accordingly, investors must rely on sales of their common stock after price appreciation, which may never occur, as the only way to realize certain returns on their investment. As a result, investors must rely on stock appreciation and a liquid trading market for any return on investment in the Company’s common stock.

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Shares eligible for future sale may adversely affect the market.

From time to time, certain stockholders may be eligible to sell some or all of their shares of common stock pursuant to Rule 144, promulgated under the Securities Act subject to certain limitations. In general, pursuant to Rule 144 as in effect as of the date of this registration statement, a stockholder (or stockholders whose shares are aggregated) who has satisfied the applicable holding period and is not deemed to have been one of our affiliates at the time of sale, or at any time during the three months preceding a sale, may sell their shares of common stock. Any substantial sale, or cumulative sales, of our common stock pursuant to Rule 144 or pursuant to any resale prospectus may have a material adverse effect on the market price of our securities.

We expect volatility in the price of our common stock, which may subject us to securities litigation.

If established, the market for our common stock may be characterized by significant price volatility when compared to seasoned issuers, and we expect that our share price will be more volatile than a seasoned issuer for the indefinite future. In addition, there is no assurance that the price of our common stock will not be volatile. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may in the future be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management’s attention and resources.

Our Board of Directors’ ability to issue undesignated preferred stock and the existence of anti-takeover provisions may depress the value of our common stock.

Our authorized capital includes 20 million shares of preferred stock. Of this amount, 18,950 shares have been designated as Series B Convertible Preferred Stock and the remaining authorized shares are undesignated preferred stock. Our Board of Directors has the power to issue any or all of the shares of undesignated preferred stock, including the authority to establish one or more series and to fix the powers, preferences, rights and limitations of such class or series, without seeking stockholder approval. Further, as a Delaware corporation, we are subject to provisions of the Delaware General Corporation Law regarding “business combinations.” We may, in the future, consider adopting additional anti-takeover measures. The authority of our Board of Directors to issue undesignated stock and the anti-takeover provisions of Delaware law, as well as any future anti-takeover measures adopted by us, may, in certain circumstances, delay, deter or prevent takeover attempts and other changes in control of the company not approved by our Board of Directors. As a result, our stockholders may lose opportunities to dispose of their shares at favorable prices generally available in takeover attempts or that may be available under a merger proposal and the market price, voting and other rights of the holders of common stock may also be affected.

Future sales and issuances of our common stock or rights to purchase common stock could result in additional dilution of the percentage ownership of our stockholders and could cause our share price to fall.

We also expect that significant additional capital will be needed in the future to continue our planned operations. To the extent that we raise additional capital by issuing equity securities, our stockholders may experience substantial dilution. We may sell common stock, convertible securities, or other equity securities in one or more transactions at prices and in a manner we determine from time to time. If we sell common stock, convertible securities or other equity securities in more than one transaction, investors may be materially diluted by subsequent sales. Such sales may also result in material dilution to our existing stockholders, and new investors could gain rights superior to our existing stockholders. In addition, in the past, we have issued warrants to acquire shares of common stock. To the extent these warrants are ultimately exercised, you will sustain further dilution.

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Future sales of our common stock in the public market may cause our stock price to decline and impair our ability to raise future capital through the sale of our equity securities.

There are a substantial number of shares of our common stock held by stockholders who owned shares of our capital stock prior to this offering that may be able to sell in the public market upon expiration of the 90-day lock-up agreement they signed in connection with the Company’s public offering which was consummated in August 2015. Sales by such stockholders of a substantial number of shares could significantly reduce the market price of our common stock.

Our Board of Directors’ ability to issue “blank check” preferred stock and any anti-takeover provisions we adopt may depress the value of our common stock.

Our certificate of incorporation authorizes 20,000,000 shares of “blank-check” preferred stock, of which 19,920,754 remain available for issuance. Our Board of Directors has the power to issue any or all of the shares of such preferred stock, including the authority to establish one or more series and to fix the powers, preferences, rights and limitations of such class or series, without seeking the approval of our common stockholders, subject to certain limitations on this power under the listing requirements of The NASDAQ Capital Market and the laws of the state of Delaware. The authority of our Board of Directors to issue “blank-check” preferred stock, along with any future anti-takeover measures we may adopt, may, in certain circumstances, delay, deter or prevent takeover attempts and other changes in control of us not approved by our Board of Directors. Thus, our stockholders may lose opportunities to dispose of their shares of our common stock at favorable prices generally available in takeover attempts or that may be available under a merger proposal and the market price of our common stock and the voting and other rights of our stockholders may also be affected.

We have not included the securities of certain investors in the registration statement for the Company’s unit offering that closed on January 19, 2017, despite the fact that such investors have registration rights, and if they assert claims against us, such claims could have an adverse effect on us.

On November 25, 2016, the Company conducted a registered direct offering in which three investors purchased units that included warrants (the “Series C Warrants”) to purchase up to an aggregate of 756,999 shares of our common stock (the “Series C Warrant Shares”) at an exercise price of $4.46 per share. The Series C Warrants have a term of five years and will be exercisable starting May 25, 2017. The agreements for the Series C Warrants granted piggy-back registration rights to the holders that, by their terms, required the Company to include the Series C Warrant Shares in the registration statement for the Company’s unit offering that closed on January 19, 2017. The Company did not include the Series C Warrant Shares in such registration statement, because the Series C Warrants were not yet exercisable, and therefore the underlying shares could not be sold in that offering. Instead, the Company sought waivers of the registration rights of such investors in connection with this offering, in exchange for the Company’s offer of an agreement to file a separate registration statement covering the resale of the Series C Warrant Shares. However, the investors declined to sign waivers. Therefore, there is a possibility that the investors will assert claims against the Company based on failure to include the Series C Warrant Shares in the registration statement for such offering. If the investors assert such claims, the Company believes they will not be able to demonstrate any damages, because the Company offered to separately register the Series C Warrant Shares. However, if the investors assert such claims, there is no assurance that the investors will not be able to recover damages that would have a material adverse effect on the Company, or that such claims would not otherwise have a material adverse effect.

From our inception, through December 2013, our shares and other securities were issued in violation of the preemptive rights of existing stockholders, which could result in claims against us.

In 2013, it was brought to the attention of our management and Board of Directors that the Company was subject to preemptive rights under Minnesota corporate law, because the articles of incorporation did not “opt out” and deny them. Prior to our reincorporation in Delaware in December 2013 the Company issued shares of common stock and other equity securities on numerous occasions to raise capital and for other purposes and, to our knowledge; we never complied with the Minnesota preemptive rights statute in connection with such issuances. Starting in December 2013, stockholders no longer had preemptive rights. In connection with issuances of securities prior to that time, we may be still subject to the claims of previous and current stockholders based on violations of their preemptive rights; the risk and magnitude of these claims are uncertain. If there are any future claims, we intend to vigorously defend against such claims; however, there can be no assurance that the Company would not be liable for damages or other remedies that might have a material adverse effect on the Company’s financial condition or results of operations.

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Risks Related to the Proposed Merger With CytoBioscience (the “Merger”)

We may not complete the Merger, which could negatively impact the Company’s stock price and future operations.

Completion of the Merger is subject to execution of a definitive merger agreement and certain conditions to closing. The Merger is expected to be completed during the third quarter of calendar 2017. If the Merger is not completed for any reason, including approval of the listing of the common stock by NASDAQ, CytoBioscience and the Company may each be subjected to a number of material risks. The price of Company common stock may decline to the extent that the current market price of the Company’s common stock reflect a market assumption that the Merger will be completed. Some costs related to the Merger, such as legal, accounting, filing, printing and mailing, must be paid and expended even if the Merger is not completed. In addition, if the Merger is not completed the Company’s Board of Directors determines to seek another merger or business combination, there can be no assurance that the Board of Directors will be able to find a partner willing to agree to more attractive terms than those which have been negotiated for in the Merger.

We do not have complete information about CytoBioscience, including audited financial statements.

Our information regarding CytoBioscience consists of preliminary information supplied by CytoBioscience. We do not make any representations about this information. In preparation for closing of the Merger, we will continue our due diligence review of information relating to CytoBioscience, and if our due diligence review is not satisfactory, we will have the right to terminate the merger agreement, in which case the Merger will not occur. CytoBioscience does not currently have audited financial statements and does not anticipate that it will have complete audited financial statements at the time of closing of the Merger. Therefore, the preparation of audited financial statements may result in adjustments to the financial information supplied by CytoBioscience at the time of the Merger, and the adjustments may be material. If the representations and warranties of CytoBioscience in the merger agreement are not accurate, we will have limited ability to seek recovery under any indemnification provisions that may be agreed to by CytoBioscience. If information regarding CytoBioscience proves to be inaccurate in any material respect, this may result in a material adverse effect on our financial condition and results of operations after the closing of the Merger.

The combined company will not be able to continue operating without additional financing.

Both the Company and CytoBioscience have been operating at a loss. In order to continue operating and remain a going concern, the combined company will need to obtain additional financing, either through borrowings, public offerings, private offerings, or some type of business combination (e.g., merger, buyout, etc.), and there can be no assurance that it will be successful in such pursuits with terms satisfactory to management and our board of directors. In the past, both companies have actively pursued a variety of funding sources including private offerings and have consummated certain transactions in order to address their respective capital requirements. However, the combined company may not be able to acquire the additional funding necessary to continue operating. Accordingly, if the combined company is unable to generate adequate cash from operations, and if it is unable to find sources of funding, it may be necessary for it to sell one or more lines of business or all or a portion of its assets, enter into a business combination, reduce or eliminate operations, liquidate assets, or seek relief through a filing under the U.S. Bankruptcy Code. These possibilities, to the extent available, may be on terms that result in significant dilution to the combined company’s existing shareholders or that result in its existing shareholders losing all of their investment in the combined company.

The Company may fail to realize the anticipated benefits of the Merger.

The success of the Merger will depend, in part, on the Company’s ability to realize the anticipated growth opportunities and synergies from combining the Company and CytoBioscience. The integration of the Company and CytoBioscience will be a time consuming and expensive process and may disrupt their operations if it is not completed in a timely and efficient manner. In addition, the Company may not achieve anticipated synergies or other benefits of the Merger. Following the Merger, the Company and CytoBioscience must operate as a combined organization utilizing common information and communication systems, operating procedures, financial controls and human resources practices. The combined company may encounter the following integration difficulties, resulting in costs and delays:

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•	failure to successfully manage relationships with customers and other important relationships

•	failure of customers to continue using the services of the combined company;

•	difficulties in successfully integrating the management teams and employees of the Company and CytoBioscience;

•	challenges encountered in managing larger operations;

•	losses of key employees;

•	failure to manage the growth and growth strategies of the Company and CytoBioscience;

•	diversion of the attention of management from other ongoing business concerns;

•	incompatibility of technologies and systems;

•	impairment charges incurred to write down the carrying amount of intangible assets generated as a result of the Merger; and

•	incompatibility of business cultures.

If the combined company’s operations after the Merger do not meet the expectations of existing or prospective customers of the Company and CytoBioscience, then these customers and prospective customers may cease doing business with the combined company altogether, which would harm its results of operations, financial condition and business prospects. If the management team is not able to develop strategies and implement a business plan that successfully addresses these difficulties, the Company may not realize the anticipated benefits of the Merger.

Costs associated with the Merger are difficult to estimate, may be higher than expected, and may harm the financial results of the combined company.

Both CytoBioscience and the Company will incur substantial direct transaction costs associated with the Merger and additional costs associated with consolidation and integration of operations. If the total costs of the Merger exceed estimates, or the benefits of the Merger do not exceed the total costs of the Merger, the Company’s consolidated financial results could be adversely affected.

The Merger may result in disruption of the Company’s and CytoBioscience’s existing businesses, distraction of their management and diversion of other resources.

The integration of the Company’s and CytoBioscience’s businesses may divert management time and resources from the main businesses of both companies. After the Merger, management will likely be required to spend significant time integrating CytoBioscience’s and the Company’s operations. This diversion of time and resources could cause the combined business to suffer.

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Any delay in completion of the Merger may significantly reduce the benefits expected to be obtained from the Merger.

The Merger is subject to approval of CytoBioscience’s shareholders, and subject to a number of other conditions beyond the control of the Company and CytoBioscience that may prevent, delay or otherwise materially adversely affect its completion. The Company and CytoBioscience cannot predict whether or when these other conditions will be satisfied. Any delay in completing the Merger may significantly reduce the synergies and other benefits that the Company and CytoBioscience expect to achieve if they successfully complete the Merger within the expected timeframe and integrate their respective businesses.

The market price of the Company common stock may decline as a result of the Merger.

The market price of the Company common stock may decline as a result of the Merger if the integration of CytoBioscience and the Company’s businesses is unsuccessful or if the costs of implementing the integration are greater than expected. The market price also may decline if the Company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial or industry analysts, or shareholders, or if the effect of the Merger on the Company’s financial results is not consistent with the expectations of financial or industry analysts, or shareholders.

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